MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
                           of MERCURY V.I. FUNDS, INC.

                        Supplement dated September 3, 2003
                       to the Prospectus dated May 1, 2003
                          As Revised September 2, 2003



         The Boards of each of Mercury V.I. Funds, Inc. (the "Mercury Company") and Merrill Lynch Variable Series Funds, Inc. (the "Company") have approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by Merrill Lynch Large Cap Growth V.I. Fund ("ML Large Cap Growth"), a series of the Company, of substantially all of the assets and the assumption of substantially all of the liabilities of Merrill Lynch Large Cap Growth V.I. Fund ("Large Cap Growth"), a series of the Mercury Company, in exchange for newly-issued Class I shares of common stock of ML Large Cap Growth (the "Reorganization"). After the completion of the Reorganization, Large Cap Growth will be terminated as a series of the Mercury Company and the Mercury Company will be terminated both as a registered investment company under the Investment Company Act of 1940, as amended, and a Maryland corporation.

        The investment objectives of Large Cap Growth and ML Large Cap Growth are identical. It is intended that the Reorganization qualify for Federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

         The Agreement and Plan provides that, if the Reorganization takes place, Class A shareholders of Large Cap Growth will be entitled to receive Class I shares of common stock of ML Large Cap Growth that have the same net asset value as the Class A shares of Large Cap Growth held immediately prior to the Reorganization.

         A special meeting of shareholders of Large Cap Growth to consider the Agreement and Plan has been called for November 10, 2003. The record date for determining the shareholders of Large Cap Growth entitled to receive notice of and to vote at such meeting is September 12, 2003. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the fourth calendar quarter of 2003.